 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2016, the Registrant’s Board of Directors appointed Dennis J. Martin to the Board and appointed Mr. Martin as a member of the Audit Committee and Human Resources Committee of the Board.  Mr. Martin will serve as a Class I director.

Mr. Martin’s compensation is as described in the Director Compensation section of the Registrant’s proxy statement for Registrant’s 2016 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 13, 2016.

A press release announcing the election of Mr. Martin to the Board of Directors of the Registrant is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated July 14, 2016, announcing the election of Dennis J. Martin, Jr. to the Board of Directors of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESSENDANT INC.
Date: July 14, 2016	/s/Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

ESSENDANT INC. EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED JULY 14, 2016

Exhibit No.	Description	Method of Filing

99.1	Press Release, dated July 14, 2016, announcing the election of Dennis J. Martin to the Board of Directors of the Registrant.	Filed Herewith